Exhibit 99
Contact:  MPBroder@AOL.com
          MGross52@AOL.com

Following is the latest installment in our series of updates designed to put America Online's business developments into perspective. In this FYI, we provide a range of financial data that will help you understand and model AOL's business. First, we present details on the previously disclosed one-time items that will be included in our upcoming report on Q3 results. And second, we provide supplemental historical financial statements combining the AOL and Netscape operations. We hope you find this information helpful in updating your AOL models.

There is one file attached to this email, containing supplemental financial statements. If you have any difficulty accessing the file, please call Donna Vaughan of AOL Investor Relations at 703-265-3573.

Before getting to the financial details, we want to alert you to two events -- our third quarter results conference call and an upcoming Investor Day.


AOL to Report Third Quarter Results on April 27, 1999

We will release our fiscal third quarter results on April 27, 1999, after the market close, and will host a conference call at 5:00 PM Eastern Time.


SAVE THE DATE!  AOL to Host Investor Day May 19, 1999, in Washington, D.C.

AOL will host a full-day presentation to investors and analysts on May 19, 1999, at the International Trade Center in Washington, D.C. There will be an informal reception on the evening of May 18, for those arriving the night before the event. You will receive an invitation shortly containing additional information, including an RSVP form.


Q3 One-Time Items: The Details

     As we've previously communicated, our results for the March quarter will include two one-time events. First, we will recognize a pretax gain of $567 million, combining both AOL's and Netscape's sale of shares in Excite, Inc. With the proceeds from this transaction, we now have more than $2.6 billion in cash. Second, we'll take pre-tax charges of $103 million as a result of expenses associated with the Netscape merger and re-organization. These will include a charge of approximately $78 million of costs directly related to the merger and the subsequent re-organization to integrate Netscape's operations and build on the strengths of the Netscape brand and capabilities. Additionally, we will take approximately $25 million in transition and retention costs, and these will be charged to operations as incurred. The $78 million is comprised of approximately $36 million in banking, legal, regulatory, and accounting fees, $24 million in personnel costs, $8 million in facilities costs, $10 million in miscellaneous expenses. We completed the acquisition on March 17, and on March 24, announced our plans to integrate Netscape's operations and build on the strengths of the Netscape brand. We remain comfortable with consensus estimates for AOL stand alone performance, excluding the one-time items, in the March quarter.


Supplemental Unaudited Consolidated Financial Statements

The Netscape transaction was accounted for as a pooling-of-interests. As such, AOL and Netscape results will be combined when we report third quarter results. To give everyone a head start in preparing for this, we're providing you with tables that depict the two companies' historical consolidated financial statements. As you review these materials, please note the following:

         1. Netscape's results have been adjusted to AOL's fiscal year.
         2. Netscape's advertising and commerce revenue recognition policy now conforms with that of AOL. This will generally result in a straight line recognition of revenue over the life of a contract.
         3. Intercompany items have been eliminated, with no impact to profits in these periods. 4. AOL has reclassified bad debt out of revenue into the G&A expense line.

Included in the attached file, AOL0421.XLS (as provided below), are Income Statements for the fiscal year ending June 1998, the six months ending December 1998, as well as quarterly Income Statements for the six quarters ending December 1998. These are shown both on a GAAP basis and on an As Presented basis, which excludes one-time charges and are fully taxed. In addition, we provide segment level breakout of revenue and operating profit for each of these periods. Also included are Consolidated Balance Sheets for the periods ending June 1998 and December 1998, as well as Consolidated Statements of Cash Flow for the 12 months ending June 1998 and the six months ending December 1998. The Company is also providing historical information on the breakout of Advertising, commerce and other revenues for the six quarters ending December 1998.

List of Tables included in the attached file:

1.  Consolidated Income Statements
2.  EPS Calculation on a Fully Taxed Basis
3.  Revenue and Operating Profits at the Internet Business Groups Level
4.  Consolidated Balance Sheets
5.  Consolidated Statements of Cash Flow
6.  Restatement of Advertising, Merchandise, Commerce, and Other Revenues


NOTE: AOL also filed with the SEC today a Form 8-K/A, amending the Company's 10-K for the year ended June 1998 to reflect the merger with Netscape.


Unaudited Supplemental Consolidated Financial Information

The following unaudited supplemental consolidated financial information for America Online has been restated to reflect the merger with Netscape, which has been accounted for under the pooling-of-interests method of accounting. Netscape results have been recast to conform to America Online's reporting periods. In addition, adjustments have been made to conform the accounting policies of America Online and Netscape. For a complete understanding of the Company's annual results presented herein, refer to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, the Company's restated financial statements on Form 8-K dated November 9, 1998 and Netscape's Form 10-K/A for the period ended October 31, 1998. For a complete understanding of the Company's quarterly results presented herein, refer to the Company's Forms 10-Q for each of the periods presented and to Netscape's Forms 10-Q for its fiscal 1997 and 1998 periods.

The unaudited supplemental consolidated financial information also includes additional schedules detailing the earnings per share calculation on a fully taxed basis, excluding special charges, and earnings before interest, taxes, depreciation and amortization ("EBITDA") before special charges for certain periods. Also included in the following tables is certain operating information related to the Company's Interactive Online Services and Enterprise Solutions businesses.

     The unaudited supplemental consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies.


                              America Online, Inc.
               Supplemental Consolidated Statements of Operations
                  (Amounts in millions, except per share data)
                                   (Unaudited)


                                             Six months    Three months    Three months    Twelve months     Three months
                                               ended           ended           ended           ended            ended
                                            Dec 31, 1998   Dec 31, 1998    Sep 30, 1998    June 30, 1998     June 30,1998
                                           ----------------------------------------------------------------------------------
Revenues:
    Subscription service                          $ 1,509           $ 786           $ 723          $ 2,183            $ 676
    Advertising, commerce and other                   418             243             175              541              162
    Enterprise solutions                              219             118             101              365              103
                                           -----------------------------------------------------------------------------------

       Total revenues                               2,146           1,147             999            3,089              941


Costs and expenses:
    Cost of revenues                                1,222             639             583            1,810              542
    Marketing                                         375             201             174              623              156
    Product development                               136              69              67              239               64
    General and administrative                        172              93              79              323               89
    Amortization of goodwill and other
       intangible assets                               32              16              16               24                9
    Acquired research and development (1)               -               -               -               94               70
    Merger, restructuring and contract
       termination charges (2)                          2               2               -               75                -
    Settlement charges (3)                              -               -               -               17               18
                                           -------------------------------------------------------------------------------------

       Total costs and expenses                     1,939           1,020             919            3,205              948

Income (loss) from operations                         207             127              80             (116)              (7)

Other income, net                                      21              16               5               29               16
                                           -------------------------------------------------------------------------------------

Income (loss) before provision for
    income taxes                                      228             143              85              (87)               9

Benefit (provision) for income taxes                  (30)            (24)             (6)              16                -

                                           -------------------------------------------------------------------------------------
Net income (loss)                                   $ 198           $ 119            $ 79            $ (71)            $  9
                                           =====================================================================================

Earnings (loss) per share-diluted                  $ 0.16          $ 0.10          $ 0.07          $ (0.08)          $ 0.01
Earnings (loss) per share-basic                    $ 0.20          $ 0.12          $ 0.08          $ (0.08)          $ 0.01

Weighted average shares outstanding-diluted         1,206           1,219           1,195              923            1,159
Weighted average shares outstanding-basic           1,001           1,010             992              923              957


                                           Three months    Three months    Three months
                                               ended           ended           ended
                                           Mar 31, 1998    Dec 31, 1997    Sep 30, 1997
                                           -----------------------------------------------
Revenues:
    Subscription service                            $ 580           $ 488           $ 439
    Advertising, commerce and other                   142             131             106
    Enterprise solutions                               35             104             123
                                           -----------------------------------------------

       Total revenues                                 757             723             668


Costs and expenses:
    Cost of revenues                                  488             421             359
    Marketing                                         138             168             161
    Product development                                65              61              49
    General and administrative                         83              79              72
    Amortization of goodwill and other
       intangible assets                                7               4               4
    Acquired research and development                  10              14               -
    Merger, restructuring and contract
       termination charges                             48              29              (2)
    Settlement charges                                  -              (1)              -
                                           -----------------------------------------------

       Total costs and expenses                       839             775             643

Income (loss) from operations                         (82)            (52)             25

Other income, net                                       4               1               8
                                           -----------------------------------------------

Income (loss) before provision for
    income taxes                                      (78)            (51)             33

Benefit (provision) for income taxes                    -              17              (1)

                                           -----------------------------------------------
Net income (loss)                                   $ (78)          $ (34)           $ 32
                                           ===============================================

Earnings (loss) per share-diluted                 $ (0.08)        $ (0.04)         $ 0.03
Earnings (loss) per share-basic                   $ (0.08)        $ (0.04)         $ 0.04

Weighted average shares outstanding-diluted           932             908           1,099
Weighted average shares outstanding-basic             932             908             889

Summary of One-Time Charges
Notes to Table 1
(Amounts in millions)

Acquired research and development (1)
  Associated with the AOL acquisition of ICQ, Inc. in the quarter ended June 1998                                               $ 60
  Associated with the AOL acquisition of NetChannel, Inc. in the quarter ended June 1998                                        $ 10
  Associated with the AOL acquisition of Personal Library Software, Inc. in quarter ended March 1998                            $ 10
  Associated with the Netscape acquisition of Actra Business Systems, LLC in the quarter ended December 1997                    $ 14

Merger, restructuring and contract termination charges (2)
   Netscape  merger  costs  related to the  acquisition  of AtWeb, Inc. in the quarter ended December 1998                       $ 2
   Netscape  merger  costs  related  to the acquisitions of Kiva Software Corporation and Actra in the quarter
   ended December 1997                                                                                                           $ 6
   AOL  restructuring  of its Studios  brand group in the quarter ended March 1998                                              $ 36
   Netscape restructuring to reduce cost structure, improve competitiveness and restore sustainable profitability recorded in the quarter ended:
     December 1997                                                                                                              $ 23
     and March 1998                                                                                                             $ 12


Settlement charges (3)
         AOL Securities class action settlement in the quarter ended June 1998                                                  $ 18



                              America Online, Inc.
       Supplemental Information - Earnings per Share Calculation Excluding
                   Special Charges and on a Fully-Taxed Basis
                  (Amounts in millions, except per share data)
                                   (Unaudited)


                                                Six months    Three months    Three months    Twelve months     Three months
                                                  ended           ended           ended           ended            ended
                                               Dec 31, 1998   Dec 31, 1998    Sep 30, 1998    June 30, 1998     June 30,1998
                                              -----------------------------------------------------------------------------------

Reported income (loss) before provision
      for income taxes                                 $ 228           $ 143            $ 85            $ (87)            $  9

Add back special charges:
      Acquired research and development                    -               -               -               94               70
      Merger, restructuring and contract
         termination charges                               2               2               -               75                -
      Settlement charges                                   -               -               -               17               18
                                              -----------------------------------------------------------------------------------

Adjusted net income (loss) before
      provision for income taxes                       $ 230           $ 145            $ 85             $ 99             $ 97

Assumed tax benefit (provision) at 39%                   (90)            (57)            (33)             (38)             (38)

                                              -----------------------------------------------------------------------------------
Income (loss) net of assumed tax provision             $ 140            $ 88            $ 52             $ 61             $ 59
                                              ===================================================================================

Income (loss) per share (1)                           $ 0.12          $ 0.08          $ 0.05           $ 0.06           $ 0.05

(1) Weighted average shares outstanding based
   on a fully-taxed diluted share calculation          1,143           1,154           1,132            1,068            1,097


Earnings before interest, taxes
   depreciation and amortization (EBITDA)              $ 380                                            $ 301


                                               Three months    Three months    Three months
                                                   ended           ended           ended
                                               Mar 31, 1998    Dec 31, 1997    Sep 30, 1997
                                              ------------------------------------------------

Reported income (loss) before provision
      for income taxes                                  $ (78)          $ (51)           $ 33

Add back special charges:
      Acquired research and development                    10              14               -
      Merger, restructuring and contract
         termination charges                               48              29              (2)
      Settlement charges                                    -              (1)              -
                                              ------------------------------------------------

Adjusted net income (loss) before
      provision for income taxes                        $ (20)           $ (9)           $ 31

Assumed tax benefit (provision) at 39%                      8               4             (12)

                                              ------------------------------------------------
Income (loss) net of assumed tax provision              $ (12)           $ (5)           $ 19
                                              ================================================

Income (loss) per share (1)                           $ (0.01)        $ (0.01)         $ 0.02

(1) Weighted average shares outstanding based
   on a fully-taxed diluted share calculation             933             909           1,038


Earnings before interest, taxes
   depreciation and amortization (EBITDA)



                              America Online, Inc.
        Supplemental Consolidated Statements of Internet Business Groups
                              (Amounts in millions)
                                   (Unaudited)


                                         Six months      Three months     Three months      Twelve months     Three months
                                            ended           ended             ended             ended            ended
                                        Dec 31, 1998     Dec 31, 1998     Sep 30, 1998      June 30, 1998     June 30,1998
                                       ---------------------------------------------------------------------------------------


Revenues:
      Interactive Online Services              $ 1,927          $ 1,029             $ 898           $ 2,724            $ 838
      Enterprise Solutions                         219              118               101               365              103
                                       ---------------------------------------------------------------------------------------
            Total revenues                       2,146            1,147               999             3,089              941

Income (loss) from operations
      Interactive Online Services                  382              216               166               411              167
      Enterprise Solutions                          (1)               6                (7)              (18)               3
      General & administrative                    (172)             (93)              (79)             (323)             (89)
      Other (1)                                     (2)              (2)                -              (186)             (88)
                                       ---------------------------------------------------------------------------------------
 Total Income (loss) from operations             $ 207            $ 127              $ 80            $ (116)            $ (7)


(1) Other consists of special items detailed in the notes to table 1



                                       Three months     Three months      Three months
                                          ended             ended            ended
                                       Mar 31, 1998     Dec 31, 1997      Sep 30, 1997
                                       --------------------------------------------------


Revenues:
      Interactive Online Services               $ 722             $ 619            $ 545
      Enterprise Solutions                         35               104              123
                                       --------------------------------------------------
            Total revenues                        757               723              668

Income (loss) from operations
      Interactive Online Services                 115                85               44
      Enterprise Solutions                        (56)              (16)              51
      General & administrative                    (83)              (79)             (72)
      Other (1)                                   (58)              (42)               2
                                       --------------------------------------------------
 Total Income (loss) from operations            $ (82)            $ (52)            $ 25


(1) Other consists of special items detailed in the notes to table 1



                              America Online, Inc.
                    Supplemental Consolidated Balance Sheets
                              (Amounts in millions)
                                   (Unaudited)


                                               December 31,    June 30,
                                                   1998          1998
                                               ----------------------------
ASSETS

Current assets:
  Cash and cash equivalents                          $ 1,529         $ 672
  Short-term investments                                  90           146
  Trade accounts receivable, net                         237           192
  Other receivables                                      112            92
  Deferred tax assets                                     43            43
  Prepaid expenses and other current assets              129           113
                                               ----------------------------
       Total current assets                            2,140         1,258

Property and equipment, net                              568           502

Other assets:
  Investments including available-for-sale securities    559           531
  Product development costs, net                          91            88
  Other assets                                            17            17
  Goodwill and other intangible assets, net              441           471
                                               ----------------------------
       Total assets                                  $ 3,816       $ 2,867
                                               ============================


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Trade accounts payable                               $ 124         $ 119
  Other accrued expenses and liabilities                 488           461
  Deferred revenue                                       486           419
  Accrued personnel costs                                 88            79
  Deferred network services credit                        76            76
                                               ----------------------------
       Total current liabilities                       1,262         1,154

Long-term liabilities:
  Notes payable                                          400           372
  Deferred revenue                                        53            71
  Other liabilities                                       14             6
  Deferred network services credit                       235           273
                                               ----------------------------

       Total liabilities                               1,964         1,876


Stockholders' equity
  Common stock                                            10            10
  Unrealized gain on available-for-sale securities       128           144
  Additional paid-in capital                           2,104         1,424
  Accumulated deficit (1)                               (390)         (587)
                                               ----------------------------

       Total stockholders' equity                      1,852           991
                                               ----------------------------
       Total liabilities and stockholders' equity    $ 3,816       $ 2,867
                                               ============================


(1) Accumulated deficit for December 1998 includes the effect of an immaterial pooling



                              America Online, Inc.
               Supplemental Consolidated Statements of Cash Flows
                             (Amounts in millions)
                                  (Unaudited)


                                                                    Six months ended     Twelve months ended
                                                                   December 31, 1998        June 30, 1998
                                                                  ---------------------  ---------------------

Cash flows from operating activities:
    Net income (loss)                                                            $ 198                  $ (71)
    Adjustments to reconcile net income (loss) to net cash provided by operating activities:
       Non-cash restructuring and settlement charges                                 -                     32
       Depreciation and amortization                                               141                    188
       Amortization of deferred network services credit                            (38)                   (32)
       Charge for acquired research and development                                  -                     94
       Compensatory stock options                                                    8                     32
       Deferred income taxes                                                        27                    (18)
       Gain on sale of investments                                                  (2)                   (27)
       Changes in assets and liabilities:
         Trade accounts receivable                                                 (45)                    78
         Other receivables                                                         (19)                   (67)
         Prepaid expenses and other current assets                                 (41)                    28
         Other assets                                                                2                     (5)
         Investments including available-for-sale securities                       (19)                   (40)
         Accrued expenses and other current liabilities                             42                    141
         Deferred revenue and other liabilities                                     56                    104

                                                                  ---------------------  ---------------------
         Total adjustments                                                         112                    508
                                                                  ---------------------  ---------------------

Net cash provided by operating activities                                          310                    437

Cash flows from investing activities:
    Purchase of property and equipment                                            (141)                  (383)
    Product development costs                                                      (21)                   (51)
    Proceeds from sale of investments                                               21                     87
    Purchase of investments including available-for-sale securities               (117)                  (166)
    Maturities of investments                                                      115                    103
*   Net (payments) proceeds for acquisitions/dispositions of subsidiaries           25                    (96)
    Other investing activities                                                     (14)                   (21)

                                                                  ---------------------  ---------------------
Net cash used in investing activities                                             (132)                  (527)

Cash flows from financing activities:
    Proceeds from issuance of common and preferred stock, net                      654                    131
    Proceeds from sale and leaseback of property and equipment                       8                     70
    Principal and accrued interest payments on LOC and debt                        (11)                    (1)
    Proceeds from LOC and issuance of debt                                          28                    371

                                                                  ---------------------  ---------------------
Net cash provided by financing activities                                          679                    571
                                                                  ---------------------  ---------------------

Net increase in cash and cash equivalents                                          857                    481
Cash and cash equivalents at beginning of period                                   672                    191

                                                                  ---------------------  ---------------------
Cash and cash equivalents at end of period                                     $ 1,529                  $ 672
                                                                  ---------------------  ---------------------


   *  For the six months ended December 31, 1998, this amount includes  proceeds of $25 million from the sale of Sprynet.  For the 12 months ended June 30,
      1998  this  amount   includes   net  payments  of  $303  million  for  the
      acquisitions of Mirabilis/NetChannel and net proceeds of $207 million from the acquisition of CompuServe/disposition of ANS.


                              America Online, Inc.
        Supplemental Advertising, Commerce and Other Revenues Breakdown
                             (Amounts in millions)
                                  (Unaudited)


                                        Six months       Three months      Three months      Twelve months      Three months
                                           ended            ended             ended              ended             ended
                                       Dec 31, 1998      Dec 31, 1998      Sep 30, 1998      June 30, 1998      June 30,1998
                                       --------------   ---------------   ---------------   ----------------   ---------------

Advertising, merchandise and commerce          $ 373             $ 220             $ 153              $ 460             $ 143
Other                                             45                23                22                 81                19

    Total Advertising, commerce
                                       --------------   ---------------   ---------------   ----------------   ---------------
      and other revenues                       $ 418             $ 243             $ 175              $ 541             $ 162
                                       ==============   ===============   ===============   ================   ===============



Sequential quarterly % change
Advertising, merchandise and commerce             NA             43.8%              7.0%                 NA             17.2%
Other                                             NA              4.5%             15.8%                 NA             -5.0%
    Total Advertising, commerce
                                       --------------   ---------------   ---------------   ----------------   ---------------
      and other revenues                          NA             38.9%              8.0%                 NA             14.1%
                                       ==============   ===============   ===============   ================   ===============



Year over year % Change
Advertising, merchandise and commerce          91.3%            101.8%             77.9%
Other                                           7.1%              4.5%             10.0%
    Total Advertising, commerce
                                       --------------   ---------------   ---------------
      and other revenues                       76.4%             85.5%             65.1%
                                       ==============   ===============   ===============


                                           Three months      Three months      Three months
                                              ended             ended             ended
                                           Mar 31, 1998      Dec 31, 1997      Sep 30, 1997
                                          ---------------   ---------------   ---------------

Advertising, merchandise and commerce              $ 122             $ 109              $ 86
Other                                                 20                22                20

    Total Advertising, commerce
                                          ---------------   ---------------   ---------------
      and other revenues                           $ 142             $ 131             $ 106
                                          ===============   ===============   ===============



Sequential quarterly % change
Advertising, merchandise and commerce              11.9%             26.7%                NA
Other                                              -9.1%             10.0%                NA
    Total Advertising, commerce
                                          ---------------   ---------------   ---------------
      and other revenues                            8.4%             23.6%                NA
                                          ===============   ===============   ===============


Year over year % Change
Advertising, merchandise and commerce
Other
    Total Advertising, commerce

      and other revenues



